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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of Earliest Event Reported) - May 19, 2003


                               VERINT SYSTEMS INC.
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             (Exact name of Registrant as Specified in Its Charter)

                           Commission File No. 0-15502


                  Delaware                                      11-3200514
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(State or Other Jurisdiction of Incorporation)               (I.R.S. Employer
                                                            Identification No.)


330 South Service Road, Melville, New York                            11747
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           (Address of Principal                                     Zip Code
             Executive Offices)


       Registrant's telephone number, including area code: (631) 962-9600


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ITEM 5.    OTHER EVENTS.

           On May 19, 2003, Verint Systems Inc., issued the press release furnished as Exhibit 99.1 hereto.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.


(c) Exhibits.

Exhibit No.                                  Description
-----------                                  -----------

   99.1             Press Release of Verint Systems Inc., dated May 19, 2003.






















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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           VERINT SYSTEMS INC.

                                           By: /s/ IGAL NISSIM
                                               --------------------------------
                                               Name: Igal Nissim
                                               Title: Chief Financial Officer



Date:  May 19, 2003


















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                                  EXHIBIT INDEX


Exhibit No.                                 Description
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   99.1              Press Release of Verint Systems Inc., dated May 19, 2003.




























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